                                                            EXHIBIT 99.1

                          HEARTLAND TECHNOLOGY, INC.

                            Subscription Agreement
                            ----------------------

          This Subscription Agreement is made by and between Heartland Technology, Inc., a Delaware corporation (the "Company"), and the person identified on the signature page hereto (the "Investor"). The Company intends to borrow up to $2,000,000 from certain investors pursuant to the terms of a 13% Subordinated Note, substantially in the form attached hereto as Exhibit A (the
                                                                ---------
"Note"). Each investor shall also receive, as an additional incentive to make a loan to the Company (each, a "Loan"), a warrant substantially in the form attached hereto as Exhibit B (the "Warrant") which will permit the investor to
                   ---------
purchase 165 shares of the common stock of the Company, par value $.01 per share (the "Common Stock") per $1,000 of principal amount of such investor's Loan. Warrants for the purchase of up to 330,000 shares of Common Stock will be issued in the event that the Company borrows the full $2,000,000. Subject to the approval of the Board of Directors of the Company, the exercise price of the Warrant to be issued in connection with the Investor Loan shall be equal to the market price of the Common Stock on the day that this Subscription Agreement is executed by Investor. For purposes of this Agreement and the Warrant, the "market price of the Common Stock on the day that this Subscription Agreement is executed by Investor" shall be the closing price on the American Stock Exchange (composite transactions) as of the close of trading of the Common Stock on that trading day which immediately precedes the date on which this Subscription Agreement is executed by the Investor and received by the Company.

A.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.
     ----------------------------------------------------------

          1. The Investor hereby represents and warrants to and covenants with the Company as follows:

          a. The Investor is a bona fide resident and domiciliary of the state indicated on the signature page of this Agreement.

          b. The Investor understands that (i) neither the Note nor the Warrant has been registered under the Securities Act of 1933, as amended (the "Act"), but is being offered and sold in reliance on exemptions from registration afforded by the Act and the rules promulgated thereunder; (ii) the Company has no obligation or intention to file a registration statement under the Act in connection with the Note or the Warrant; and (iii) the Company is not obligated to take any future action necessary to make the benefits of Rule 144 under the Act available for a resale of the Warrant, and it is not anticipated that there will be any market for resale of the Warrant.

          c. The Note and the Warrant are being acquired for the Investor's own account for investment purposes and not for distribution or resale to others. The Investor will not sell, assign, pledge or otherwise dispose of any portion of the Note or the Warrant unless such Note or Warrant is registered under the Act or unless an exemption from such registration is available, and such transfer is in compliance with applicable state securities laws.

          d. The Company has made available to the Investor and the Investor's attorney, accountant or investment adviser all documents that any of them has requested relating to this investment and has provided the Investor and such advisers with answers to all of their questions concerning the offering and an investment in the Company.

          e. The Investor's decision to make the Loan and/or to invest in the Company is the result of independent investigation by the Investor and its advisers, and the Investor understands that any representations or other information (whether oral or written) furnished by the Company in any documents or answers to questions furnished by the Company are not intended to constitute financial, legal or tax advice.

          f. The Investor's overall commitment to investments that are not readily marketable is not disproportionate to the Investor's net worth, and the Investor's net worth and ability to provide for current needs and contingencies are adequate such that the Investor is able to withstand the risk, including total loss, of this investment.

          g. The Investor understands the risks related to the Loan and/or the Warrant. The Investor has such knowledge and experience in business and financial matters so as to permit the Investor to evaluate the risks and merits of an investment in the Company.

          h. The Investor qualifies as an "accredited investor" as defined in Rule 501 under the Act because the Investor is (check applicable description):

               ______ a bank as defined in Section 3(a) 2 of the Act or savings and loan association or other institution as defined in Section 3(a) 5(A) of the Act.

               ______ a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

               ______ an insurance company as defined in Section 2(13) of the Act.

               ______ an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in
       Section 2(a)(48) of that Act.

               ______ a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

               ______ an employee benefit plan maintained by a state or a state agency, instrumentality or political subdivision, with assets in excess of $5 million.

               ______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") having assets in excess of $5 million.

               ______ a private business development company, as defined in
       Section 202(a)(22) of the Investment Advisors Act of 1940.

               ______ an organization described in Section 501(c)(3) of the Code, a corporation, Massachusetts or similar business trust or a Company with total assets in excess of $5 million.

               ______ a natural person having a net worth, either individually or with a spouse, in excess of $1 million or who has had an individual income in excess of $200,000 or a joint income with a spouse in excess of $300,000 in each of the last two years, or an individual retirement account or Keogh plan maintained by such a natural person.

               ______ a trust with total assets in excess of $5 million.

               ______ an entity as to which all equity owners are accredited investors.

          The Company reserves the right to request additional information regarding the Investor in order to determine that the Investor qualifies as an "accredited investor" under the Act.

          i. If the Investor is not a natural person, the Investor was not formed or organized for the specific purpose of investing in the Company.

          j. If the Investor is an employee benefit plan within the meaning of ERISA, other than an individual retirement account or Keogh plan, it has plan assets (inclusive of its proposed investment in the Company) of at least $50 million and its proposed investment in the Company does not exceed 10% of its total plan assets.

          k. If the Investor is a benefit plan investor as defined in Department of Labor regulation section 2510.3-101(f), the fiduciary or other person with investment responsibilities has the authority to make an investment in the Company on behalf of such plan, such investment is consistent with such plan's investment guidelines, and the decision to invest in the Company has been made after consultation with its legal and financial advisers, independent of any advice or recommendation from the Company.

          l. The Investor represents and warrants to the Company and each of its affiliates and advisers that the foregoing representations and warranties and all information furnished by the Investor in connection with this Agreement are true, complete and accurate in all respects as of the date provided and will be true, complete and accurate as of the date of acceptance hereof by the Company and the date of the payments of the Investor to the Company of the Loan amount and may be relied upon by the Company and each of its affiliates and advisers.

          m. The Investor agrees to provide the Company with any additional information it may request. The Investor further agrees to notify the Company immediately in the event that any of the information furnished to the Company is no longer complete and accurate, and to promptly furnish the Company with all additional or substitute information necessary in order to make the information provided true, complete and accurate.

          n.   The Investor understands and agrees that:

               (i) No federal or state agency has made any finding or determination as to the fairness of this offering for investment or any recommendation or endorsement of the Notes or the Warrants.


               (ii) The Company may accept or reject (in its sole discretion) this offer of subscription for any reason whatsoever. If this offer is accepted, the Investor will be required to fund the Loan amount on _______________. Upon receipt of such payment, the Company will return an executed copy of this Agreement to the Investor, an executed Note and a Warrant.

               (iii) The Investor's subscription hereunder will be irrevocable, except that the Investor will have no obligations hereunder in the event that this subscription is for any reason rejected or this offering is for any reason terminated by the Company before this offer of subscription is accepted.

B.   USE AND CONFIDENTIALITY OF INFORMATION PROVIDED.
     -----------------------------------------------

          1. The Investor understands that the Company will rely upon the information contained herein in determining whether to offer, sell and accept the Loan and issue the Warrant to the Investor.

          2. The Investor understands that, although the Company and its affiliates and advisers will use their best efforts to keep any information provided in connection with this Agreement strictly confidential, they may disclose such information to such parties as they deem advisable (a) in pursuing the availability under any federal or state securities laws of an exemption from registration of the Note and/or the Warrant or (b) if such information is relevant to any issue in any action, suit or proceeding to which the Company or its affiliates or advisers is a party or by which they or it are or may be bound. The Investor hereby agrees that the information provided in connection with this Agreement may be provided to such persons as the Company deems necessary in order for the Company to be permitted to make such investments.

C.   MISCELLANEOUS.
     -------------

          1. Notices required or permitted to be given hereunder will be in writing and will be deemed to be sufficiently given when personally delivered or when sent by registered or certified mail, return receipt requested, addressed to the other party at the address of such party set forth on the signature page hereof, or to such other address furnished by notice given in accordance with this paragraph.

          2. Failure of the Company or the Investor to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by either of them in exercising the same, will not operate as a waiver thereof. No waiver by the Company will be effective unless it is in writing and signed by an officer of the Company.

          3. This Agreement will be enforced, governed and construed in all respects in accordance with the laws of the State of Illinois (without reference to the conflicts of laws principles thereof).

          4. This Agreement and the rights, powers and duties set forth herein will be binding upon the Investor and the Investor's heirs, estate, legal representatives, successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed inoperative to the extent that it may conflict therewith and will be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

          5. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

================================================================================
                                SIGNATURE PAGE
================================================================================

                            SUBSCRIPTION AGREEMENT

          The undersigned, desiring to become a lender to the Company, by executing this Signature Page, hereby adopts and agrees to all of the terms, conditions and representations applicable to the Investor in the Subscription Agreement and also to all of the terms and conditions in the Note and the Warrant.

Total amount of Loan subscribed for

$_______________________________________________
_____________________________ Name of Investor (Type or print full name as it should appear on the books of the Company)

Warrant for ______________ shares of Common Stock to be issued on funding of the Loan.



Taxpayer Identification or
Social Security Number          Signature(s) of Investor or Authorized Signatory


________________________________________________
________________________________________________ Title of Authorized Signatory
Investor's Residence Address

                              Date:

________________________________________________
________________________________________________
Investor's Mailing Address
                              Bona fide resident of the State of:

_____________________________ (see Page 1 hereof)


============================= Accepted as of ___________________, 1999 by
                              HEARTLAND TECHNOLOGY, INC.

                              By:__________________________
                              Title:_________________________

                                                                       EXHIBIT A
                                                                       ---------

                             13% Subordinated Note

                             Due December __, 2001

No. ____

     Heartland Technology, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation), for value received, hereby promises to pay to the order of ___________________ or the registered holder hereof (the "Holder"), on December __, 2001, the sum of ____________________ Dollars ($__________) and to pay interest thereon, from the date hereof, quarterly on March 31, June 30, September 30 and December 31 in each year, at the rate of 13% per annum. Interest shall be computed on the basis of a 365 or 366 day year and actual days elapsed.

     This Note is one of a duly authorized issue of Subordinated Notes of the Company designated as its 13% Subordinated Notes (hereinafter called the "Notes"), limited in aggregate principal amount to $ 2,000,000. The obligations of the Company under the Notes and the rights of the Holder of this Note are subordinated to all loans to the Company by banks or other financial institutions ("Bank Debt") provided that so long as the Company is not in default under any Bank Debt, the Company shall make all payments under the Notes in accordance with the terms hereof. In the event the Company defaults under any Bank Debt and the default has been cured or waived in conformity with the terms of the applicable Bank Debt, the Company shall make all required payments under the Notes.

     The Company shall pay interest on this Note to the Registered Holder of this Note.

     The Company shall be entitled, at its option, to prepay all or any portion of this Note, including all accrued interest thereon, by providing the registered Holder of this Note with irrevocable written notice of the Company's election to prepay this Note. Such notice shall be sent to the address of the registered Holder of this Note and shall include the date on which the Note (or any portion thereof) shall be paid (the "Call Date") and the amount (if less than all of the Note) to be prepaid. The Holder of this Note shall surrender the Note at the principal office of the Company in Chicago, Illinois. To the extent that less than all of the Note is prepaid at any time, the Company shall issue to the registered Holder a replacement Note for the amount of the original Note not prepaid. Once prepaid, no interest shall accrue, and no interest shall be paid, on any portion of any Note which is so prepaid.

     Payment of the principal of (and premium, if any) and interest on this Note will be made to the address of the registered Holder of this Note, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     The Company represents and warrants to Holder that (a) this Note is a valid and binding agreement, enforceable according to its terms; (b) the execution, delivery and performance of its obligations under this Note do not create any default under any other agreement to which Company is a party; (c) Company has paid all applicable income and property taxes of whatever kind which are due and
(d) immediately following the borrowing under this Note, Company will be able to pay its known and reasonably anticipated debts as they mature and will have assets which will have a fair saleable value greater than the amount of its indebtedness.

     All sums due hereunder shall, at the sole option of Holder (except in the case of the occurrence of an event described in clause (4), (5), (6), (8) or
(9), in which event such sum shall automatically, without further action, become immediately due and payable), become due on demand and immediately become due and payable upon such demand, upon written notice to the Company, upon the occurrence of any of the following events (each, an "Event of Default"):

               (1) the Company shall fail to make any payment of interest on any Note at the time such payment is due and such failure to pay shall continue for five days or the Company shall fail to make any payment of principal on any Note at the time such payment is due; or

               (2) the Company shall default in the due performance and observance of any term, covenant or agreement contained in this Note and such default shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to the Company by the Holder, provided, however, that if such default cannot be cured within such 30-day period, all sums due hereunder shall not become due and payable if Company is diligently and in good faith proceeding to cure such default and such default is cured within sixty (60) days after notice thereof from Holder to Company);

               (3) the Company shall default in any payment of principal of or interest on any Bank Debt beyond any period of grace provided with respect thereto, or shall default in the performance of any agreement, term or condition contained in any agreement under which any Bank Debt is created (or if any other default under any such agreement shall occur and be continuing) if the effect of such default is to cause, or to permit the holder or holders of any Bank Debt (or a trustee on behalf of such holder or holders) to cause, such Bank Debt to become due prior to its stated maturity and such default shall continue for more than 30 days without being cured or waived by the lender under the applicable Bank Debt; or

               (4) a receiver, liquidator or trustee of the Company or of any property of the Company shall be appointed by court order and such order shall remain unstayed and in effect for more than 60 days; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be restrained, attached, or sequestered by court order or become subject to any levy of any court and such order shall remain unstayed and in effect for more than 60 days; or a petition to reorganize the Company under any bankruptcy, reorganization, arrangement, moratorium, or insolvency law or code or other debtor relief proceedings shall be filed against the Company and shall not be dismissed within 60 days after such filing or an order for relief shall be entered against the Company (it being understood that for the purposes of Sections (4), (5), (6), (8) and
     (9), the term the "Company" includes any "significant subsidiary" of the Company as that term is defined by the Securities and Exchange Commission); or

               (5) the Company shall file a petition in voluntary bankruptcy or requesting relief under any provision of any bankruptcy, reorganization, or insolvency law or shall consent to the filing of any petition against it under any such law or code; or

               (6) the Company shall make an assignment for the benefit of its creditors or consent to the appointment of a receiver, trustee, or liquidator of the Company or of all or any part of the property of the Company; or

               (7) final judgments for payment of money aggregating in excess of $500,000 shall be outstanding against the Company and any one of such judgments shall have been outstanding for more than 60 days from the date of its entry and shall not have been discharged in full or stayed; or

               (8) the Company shall be dissolved or liquidated or the existence of the Company shall terminate except pursuant to a merger pursuant to which the Notes become obligations of the surviving entity; or

               (9) any seizure, vesting, or intervention by or under the authority of any governmental agency by which the management of the Company is displaced or its authority in the conduct of its business is curtailed shall occur.

     The existence or continuation of any Event of Default shall be irrespective of whether such Event of Default or the underlying facts shall have come about voluntarily or involuntarily or shall be beyond the Company's control or shall have come about or been effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body.

     The obligation of the Company hereunder to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed is absolute and unconditional and is secured by a pledge of the Class B interests of Heartland Partners, L.P., pursuant to a pledge agreement dated the date hereof, which pledge shall be released upon the full execution of a loan agreement between

Heartland Partners, L.P. and the Company for the borrowing by the Company of up to $4 million, and upon the disbursement of $2 million in loan proceeds to the Company.

     This Note is transferable, in whole or in part, by the registered Holder hereof.

     The Company and any agent of the Company may treat the bearer of this Note, or, if this Note is registered as herein authorized, the person in whose name the same is registered, as the absolute owner hereof and thereof for all purposes, whether or not this Note or any payment thereon be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

     The Company agrees to pay all costs, including attorneys' fees, reasonably incurred by the holder hereof in enforcing payment hereof and hereby waives to the fullest extent permitted by law, all right to plead any statute of limitation as a defense to any action hereunder.

     The Company hereby waives presentment for payment, demand, notice of dishonor and protest of this Note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Illinois in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as the holder hereof may consent thereto in writing duly signed by such holder or its authorized agent.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal as of the _____/th/ day of December, 1999

                              HEARTLAND TECHNOLOGY, INC.


                              By ____________________________
                              Its ____________________________

Attest:
________________________

                                                                       EXHIBIT B
                                                                       ---------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                               SERIES A WARRANT


DISBURSEMENT DATE: __________________
EXERCISABLE ON OR BEFORE _______________

         VOID AFTER 5:00 P.M. NEW YORK CITY TIME ON _________________

NO. W.__________  _____________Shares

                 WARRANT TO PURCHASE SHARES OF COMMON STOCK OF
                          HEARTLAND TECHNOLOGY, INC.

          This Warrant Certificate certifies that ______________, or registered assigns, is the registered holder (the "Holder") of Warrants (the "Warrants") to purchase Common Stock, par value $.01 (the "Common Stock"), of Heartland Technology, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company at any time on or before 5:00 p.m. New York City time on ____________________ (the "Exercise Period") one fully paid and nonassessable share of Common Stock of the Company at an exercise price of $2.375 per full share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company maintained for that purpose in Chicago, Illinois, or elsewhere, but only subject to the conditions set forth herein. As used herein, "Shares" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Warrant as provided for herein upon the happening of certain events. The Exercise Price and the number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth below. No fractional shares of Common Stock shall be issued upon exercise of any Warrant. In lieu thereof, cash will be paid in an amount equal to the current market value of such fractional shares.

          1.   Exercise Period; Exercise Price.  Subject to and in compliance
               -------------------------------
with the terms hereof, the Holder hereof is entitled, at its option, at any time and from time to time before the fourth anniversary of the Disbursement Date to exercise this Warrant Certificate, in whole or in part, and purchase from the Company one fully paid and non-assessable share of Common Stock of the Company, as said shares shall be constituted on the date of exercise, at the Exercise Price, subject to adjustment as set forth below for each Warrant.

          2.   Exercise.  In order to exercise a Warrant, the Holder shall
               --------
surrender the Warrant to the Company on any business day at the principal business office maintained by the Company in Chicago, Illinois or such other location upon notice to the Holder, accompanied by the form of election to purchase attached hereto duly completed and signed and by payment of the exercise price. Payment of the Exercise Price shall be made in United States dollars in cash, by certified or official bank check in immediately available funds payable to the order of the Company or by wire transfer. As promptly as practicable (but in no event later than five (5) business days thereafter) after the receipt of (a) the form of election to purchase, (b) the Exercise Price and
(c) this Warrant as described above, the Company shall issue and deliver, at its principal business office in Chicago, Illinois or such other location, or cause the Company's transfer agent to issue and deliver at Harris Bank, a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise.

          3.   Net Exercise Provision.  The Holder, in lieu of exercising a
               ----------------------
Warrant for a specified number of shares of Common Stock (the "Exercised Shares") and paying the aggregate Exercise Price therefor, may elect, at any time on or before the expiration of the Warrant, to receive a number of shares of Common Stock equal to the number of Exercised Shares minus a number of shares of Common Stock having an aggregate market value on such day of election equal to the Exercise Price. After any such election, the number of shares of Common Stock covered by the Holder's Warrant shall be deemed automatically reduced by the number of Exercised Shares.

          4.   Effect of Exercise.  Exercise shall be deemed to have been
               ------------------
effected at the time at which the form of election to purchase and the exercise price shall have been received by the Company and this Warrant shall have been duly surrendered, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become on that date the holder or holders of record of the shares of Common Stock represented thereby; except that if the stock transfer books of the Company shall be closed on the date of such surrender, the date of exercise shall be deemed to be the date upon which such transfer books shall be reopened.

          5.   Balance of Warrant Certificate.  Upon exercise of a Warrant
               ------------------------------
Certificate in part rather than in whole, the Company shall execute and deliver to or to the order of the Holder, a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

          6.   Adjustment to Exercise Price; Number of Warrants.  The exercise
               ------------------------------------------------
price per share shall be subject to adjustment as follows; provided, however, that if approval of such adjustment by the Company's stockholders is required under applicable rules of the American Stock Exchange, such approval shall be obtained prior to adjustment:

          (1) In case the Company shall (i) pay a dividend or make a distribution to all holders of its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares; or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the exercise price in effect immediately prior to such action shall be adjusted so that the holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of capital stock of the Company that such Warrant Holder would have owned immediately following such action had the Warrant been converted immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted exercise price between or among shares of such classes of capital stock.

          (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share on the record date set for the issuance of such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

          (3) In case the Company shall distribute to all holders of its Common Stock evidence of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Company) or rights or warrants to subscribe to securities of the Company or owned by the Company, then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors of the Company) of the portion of the evidence of indebtedness or assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator shall be such current market price per share of the Common

Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (4) No adjustment in the exercise price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price, provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further, that adjustment shall be required and made in accordance with the provisions hereof (other than this paragraph) not later than such time as may be required in order to protect the tax-free nature of a distribution to the holders of Warrants or Common Stock. All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything herein to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required hereby, as it in its discretion shall determine to be advisable in order that any such dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

          (5) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly mail or cause to be mailed a notice of such adjustment to the Holder at its last address as it shall appear upon the Company's records.

          (6) In the event that at any time as a result of an adjustment made pursuant hereto, the Holder of a Warrant thereafter surrendered for exercise shall become entitled to purchase any shares of capital stock of the Company other than shares of its Common Stock, then the exercise price of such other shares so receivable upon exercise of a Warrant shall be subject to the same adjustments as those contained in subparagraphs (1) through (5) hereof.

          (7) Whenever the Exercise Price is adjusted pursuant to the provisions set forth herein, the number of shares of Common Stock purchasable upon exercise of the Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of the Warrant by the exercise price in effect on the date of issuance of the Warrant and dividing the product so obtained by the exercise price as adjusted.

          (8) For purposes of this Section, the phrase "current market price" means, as of the date of determination, (i) if the Common Stock is at the time traded on a securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended (a "National Securities Exchange"), the average of the last reported sales price per share regular way or, in case no such reported sales have taken place on any such date, the last reported bid price per share regular way, on the five trading days immediately preceding the date of determination (ii) if the Common Stock is at the time being traded on Nasdaq and not on a National Securities Exchange, the average of the last reported sales price per share regular way or, in the case no such reported sales have taken place on any such date, the closing bid price per share regular way, on the five trading days immediately preceding such date of determination, or (iii) if the Common Stock is not listed for trading on a National Securities Exchange or traded on Nasdaq, an amount equal to the fair market value of a share of Common Stock (as determined by the Company's Board of Directors) as of such date of determination as determined by the Chief Financial Officer of the Company using any reasonable method of valuation.

          7.   Merger, Etc.  If either of the following shall occur: (a) any
               -----------
consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock; or (b) any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety; then the holder of each Warrant then outstanding shall have the right to pay the exercise price for such Warrant and receive the same consideration receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such consolidation, merger, sale, or conveyance. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales or conveyances.

          8.   Reservation of Shares.  The Company covenants that it will at
               ---------------------
all times reserve and keep available, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise of all outstanding Warrants, provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the exercise of the Warrants by delivery of shares of Common Stock which are held in the treasury of the Company.

          9.    Registration Rights.
                -------------------

     9.1  Demand Registration.
          -------------------

          9.1.1 Request for Registration.
                ------------------------

                9.1.1.1  Long Form.  If, at any time that the Company or any
                         ---------
          successor to the Company is a registrant entitled to use a Form S-1 under the Securities Act of 1933 as amended (the "Securities Act") and any other form promulgated after the date of this Agreement applicable in circumstances substantially comparable to that form, regardless of its designation (a "Long Form") to register Common Stock of the Company and any successor to the Company, issued in exchange for the Series A Warrants (the "Registrable Securities"), the Company or its successor receives from a holder or holders of Series A Warrants (the "Warrant Holder" or "Warrant Holders") of more than 51% of the outstanding Registrable Securities a written request that the Company effect a registration with respect to an offering of at least 50% of its outstanding Registrable Securities, the Company shall: (i) within ten (10) days, give written notice of the proposed registration to all Warrant Holders and (ii) as soon as practicable, but in any event within one hundred twenty (120) days after receipt of the request of the Warrant Holder, use its best efforts to effect such registration of the Registrable Securities of the Warrant Holder together with all or such portion of the Registrable Securities of any other Warrant Holder who has given written notice to the Company within twenty (20) days after receiving such written notice from the Company pursuant to clause (i) above on the Long Form specified in the notice. Such obligation shall include, without limitation, the execution of an undertaking to file post-effective amendments and to effect appropriate registrations or qualifications under applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations. The Company shall have the right, exercisable one time only, to delay the effectiveness of such request of the Warrant Holders until up to one hundred eighty (180) days after delivery of the request if the Board of Directors of the Company have determined in good faith that such a registration would be seriously detrimental to the Company at such time. No further delays after such one hundred eighty (180) days shall be permitted. The Warrant Holders making the request may withdraw the request during such one hundred eighty (180) day period, in which event such Warrant Holders shall not be deemed to have made the request. The Company shall not be obligated to take any action to effect any registration pursuant to this Section 9.1.1.1 (i) after the closing of the sale of Registrable Securities resulting from any previous registration effected pursuant to requests under this Section 9.1.1.1 or (ii) in the event the Registrable Securities constitute less than 5% of the outstanding shares of Common Stock of the Company.

                9.1.1.2  Short Form.  If, at any time that the Company or any
                         ----------
          successor to the Company is a registrant entitled to use a Form S-3 under the Securities Act and any other form promulgated after the date of this Agreement applicable in circumstances substantially comparable to that form, regardless of its designation (a "Short Form") to register Registrable Securities, the Company or its successor receives from the Warrant Holder or Warrant Holders of more than 51% of the outstanding Registrable Securities a written request that the Company effect a registration with respect to an offering of at least 50% of its outstanding Registrable Securities, the Company shall: (i) within ten (10) days, give written notice of the proposed registration to all Warrant Holders and (ii) as soon as practicable, but in any event within one hundred twenty (120) days after receipt of the request of the Warrant Holder, use its best efforts to effect such registration of the Registrable Securities of the Warrant Holder together with all or such portion of the Registrable Securities of any other Warrant Holder who has given written notice to the Company within twenty (20) days after receiving such written notice from the Company pursuant to clause (i) above on the Short Form specified in the notice. Such obligation shall include, without limitation, the execution of an undertaking to file post-effective amendments and to effect appropriate registrations or qualifications under applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations. The Company shall have the right, exercisable one time only, to delay the effectiveness of such request of the Warrant Holders until up to one hundred eighty
          (180) days after delivery of the request if the Board of Directors of the Company have determined in good faith that such a registration would be seriously detrimental to the Company at such time. No further delays after such one hundred eighty (180) days shall be permitted. The Warrant Holders making the request may withdraw the request during such one hundred eighty (180) day period, in which event such Warrant Holders shall not be deemed to have made the request. The Company shall not be obligated to take any action to effect any registration pursuant to this Section 9.1.1.2 (i) after the closing of the sale of Registrable Securities resulting from two previous registrations effected pursuant to requests under this Section 9.1.1.2 or (ii) in the event the Registrable Securities constitute less than 5% of the outstanding shares of Common Stock of the Company.

          For the purposes of this Agreement, securities subject to this Agreement shall cease to be Registrable Securities when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective, and they have been disposed of pursuant to such registration statement, or (ii) they are distributed to the public pursuant to Rules 144 or 144A (or any similar provision then in force) under the Securities Act.

          9.1.2  Underwriting.  If any Warrant Holder making a demand intends to
                 ------------
     use an underwriter to distribute the Registrable Securities covered by its request, it shall so advise the Company in its request and the Company shall include such information in its written notice to other Warrant Holders. In such event, the right of any Warrant Holder to registration pursuant to this Section 9.1 shall be conditioned upon such Warrant Holder's participation in such underwriting and the inclusion in the underwriting of all of the Registrable Securities covered by the request of such Warrant Holder. The Company shall enter into an underwriting agreement in customary form with an underwriter selected by the Warrant Holders of a majority of the Registrable Securities proposed to be included in the underwriting, but subject to the approval of the Company which shall not be unreasonably withheld. The underwriting agreement may contain provisions regarding indemnification and contribution from the Company. Notwithstanding any other provision of this Section 9.1, if the underwriter advises the Warrant Holders and the Company in writing that marketing factors require a limitation of the number of shares of Common Stock to be included in the underwriting, then all shares in the underwriting shall be excluded from such registration to the extent required by such underwriting limitation on a pro rata basis and the Company shall so advise all Warrant Holders of Registrable Securities that would otherwise be included in such underwriting and registration and the number of shares included in such underwriting and registration shall be allocated among the Warrant Holders of Registrable Securities requesting registration in proportion, as nearly as practicable, to the total number of Registrable Securities held by such Warrant Holders at the time of the filing of the registration statement.
     If the number of shares of Registrable Securities so excluded exceeds twenty percent (20%) of the number of shares of Registrable Securities which the Warrant Holders have requested to be included in such registration, then the Warrant Holders shall be entitled either (i) to require that the registration be deferred for such period of time as the Warrant Holders, the Company and the underwriter may mutually agree upon, but in no event for more than ninety (90) days from delivery of a written notice of the Warrant Holders to the Company requesting such delay or (ii) to withdraw the registration request, provided that it shall count as one of the Warrant Holders' demand registration unless such Warrant Holder reimburses the Company for its pro rata share of the out-of-pocket expenses incurred by the Company in connection with such withdrawn registration request. For purposes of the preceding sentence a Warrant Holder's "pro rata share" shall mean a fraction the numerator of which is the number of Registrable Securities of such Warrant Holder which were to have been registered in such registration and the denominator of which is the total number of shares which were to have been registered in such registration. If any Warrant Holder of Registrable Securities disapproves of the terms of the underwriting, such Warrant Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the other Warrant Holders delivered at least seven (7) days prior to the Company's execution of an underwriting agreement with respect to the registration. The Registrable Securities so withdrawn also shall be withdrawn from registration.

     9.2  Piggyback Registration.
          ----------------------

          9.2.1 If at any time the Company or any successor to the Company proposes to register any of its securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act and intends to include in such registration any of its securities owned by Warrant Holders, it will each such time give prompt written notice to the Warrant Holder of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of the Warrant Holder delivered (which shall not be deemed a request for a Demand Registration) to the Company within 30 days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Warrant Holder and the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all shares of Common Stock which the Company has been so requested to register by the Warrant Holder which are in the same proportion to total number of shares of Common Stock as the other shares to be sold by Warrant Holders in the registration to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the shares so to be registered, provided that:

          (a) if, at any time after giving written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Warrant Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses already incurred in connection therewith as provided in subdivision (b) of this Section 9.2);

          (b) The Company shall not be obligated to effect any registration of shares under this Section 9.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans, employee stock ownership plans or stock option plans, thrift plans, pension plans or other employee benefit plans; and

          (c) The Company shall not be obligated to effect any registration of Registrable Securities to the extent such shares are validly excluded from an underwritten distribution pursuant to Section
                 9.3.2 of this Agreement.

          9.2.2 The Company will pay all Registration Expenses in connection with each registration of shares requested by the Warrant Holder pursuant to this Section 9.2 or Section 9.1, whether or not such registration has become effective. The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Section including, without limitation, all registration and filing fees; all fees and expenses of complying with securities or blue sky laws; all printing expenses; the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance; and the reasonable fees and disbursements of one counsel for all of the Warrant Holders. In no event shall Registration Expenses include underwriter's fees, expenses, sales commissions and/or discounts with respect to the Registrable Securities.

     9.3  Registration Procedures.
          -----------------------

          9.3.1 When the Company is required to use its best efforts to effect the registration of any Registrable Securities as provided in Section 9.1 or Section 9.2, the Company will as expeditiously as possible:

          (a) with respect to registrations under Section 9.1 only, prepare and (in any event within 90 days after the end of the period within which requests for registration may be delivered to the Company) file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective as promptly as practicable;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement until the earlier of: (a) such time as all of such shares have been disposed of in accordance with the intended methods of disposition by the seller thereof set forth in such registration statement; or (b) the expiration of nine months after such registration statement becomes effective;

          (c) furnish to the seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the seller may reasonably request;

          (d) use reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories as the seller shall reasonably request with concurrence of the managing underwriter, if any, and do any and all other acts and things which may be necessary or advisable to enable the seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) immediately notify the seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the seller prepare and furnish to the seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (f) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act.

          9.3.2 If the Company at any time proposes to register any of its securities under the Securities Act whether or not for sale for its own account as contemplated by Section 9.2, and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Warrant Holder who requests incidental registration of shares in connection therewith pursuant to Section 9.2, arrange for such underwriters to include such shares among those securities to be distributed by or through such underwriters; provided, however, that if the Company and the underwriters shall jointly determine as provided in Section
     9.3.3 that the inclusion of all or a specified portion of such shares would adversely affect such offering, the Warrant Holder requesting incidental registration shall have its shares excluded or cut-back from such underwritten offering as provided in Section 9.3.3. The Warrant Holder on whose behalf such shares are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of Warrant Holder.

          9.3.3 If the Warrant Holder has requested registration of shares pursuant to Section 9.1, such shares shall have priority for inclusion in an underwritten offering on a pro rata basis with all other Warrant Holders of Registrable Securities, notwithstanding (i) any contractual right to "demand," "piggyback," or "other right to cause incidental" registration now existing or hereafter arising and (ii) the shares the Company has requested to be included in the registration. If the Warrant Holder has requested inclusion of shares in an underwritten offering pursuant to
     Section 9.2, such shares may be excluded or the number of shares included shall be cut-back if the managing underwriter shall have determined (and shall have advised the Company in writing) that, in its opinion, the registration and distribution of all or a specified portion of the shares as part of the proposed distribution of securities by the underwriters will materially and adversely affect the distribution of such securities (such opinion to state the specific reasons therefor). Any cut-back as provided herein shall be pro rata among all owners of shares (other than the Company) to be sold through such underwritten offering in the same proportion to total share ownership as the other shares sold by other share owners in the underwritten offering.

          9.3.4 If any registration pursuant to Section 9.2 shall be in connection with an underwritten public offering in which a Warrant Holder participates, such Warrant Holder agrees, if so timely required in writing by the managing underwriters, not to effect any public sale or distribution of shares of Common Stock (other than as part of such underwritten public offering) within the period commencing seven days prior to the effective date of such registration statement and ending no later than one hundred eighty (180) days after the effective date of such registration statement.

          9.4    Indemnification.
                 ---------------

          9.4.1 In the event of any registration of any securities of the Company under the Securities Act pursuant to this Section 9, the Company will, and hereby does, indemnify and hold harmless Warrant Holder selling any Registrable Securities covered by such registration statement, its managers, directors and officers, and each other person, if any, who controls such Warrant Holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses (including reasonable legal fees and expenses and costs of investigation), joint or several, to which such Warrant Holder or any such manager, director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Warrant Holder, and each such manager, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to such an indemnified person in any such case to the extent (but only to the extent) that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or any documents incorporated by reference in any of the above in reliance upon and in conformity with written information furnished by such indemnified person to the Company and designated by such person to be for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Warrant Holder or any such manager, officer, or controlling person and shall survive the transfer of such securities by the Warrant Holder.

          9.4.2 The Company shall require, as a condition to including any shares of Commons Stock in any registration statement filed pursuant to this Section 9, that the Company shall have received an undertaking reasonably satisfactory to it from the Warrant Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.4.1) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto or any documents incorporated by reference in any of the above, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Warrant Holder designating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such member, officer or controlling person and shall survive the transfer of such securities by such Warrant Holder; provided however, that to the extent permitted by law, a seller's liability hereunder shall not exceed the aggregate net offering proceeds received by the Warrant Holder from the sale of such shares.

          9.4.3 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or action in respect thereof referred to herein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Warrant Holder agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller of shares exceed the aggregate net offering proceeds received by such seller from the sale of such shares. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          9.4.4 Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section unless and to the extent that the indemnifying party is prejudiced by such failure or delay. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnified party or parties such that (and solely to the extent that) joint representation would be inappropriate under applicable ethical considerations published by the State Bar of the state applicable to such counsel, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties (and the indemnifying party or parties shall bear the reasonable legal and other expenses incurred in connection therewith). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full and final release from all liability in respect to such claim or litigation.

          9.4.5 Indemnification similar to that specified in the preceding subdivisions of this Section (with appropriate modifications) shall be given by the Company and each seller of shares of Common Stock with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

          10.    Legality of Issue.  The Company covenants that all shares of
                 -----------------
Common Stock which shall be issued upon exercise of the Warrants will upon issue be fully paid and non-assessable and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          11.    Transfer Taxes.  The issuance of certificates of Common Stock
                 --------------
upon exercise of Warrants shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the Warrant converted, the person or persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Company that such tax has been paid.

          12.    Notice to Warrant Holders.  In case: (a) the Company shall take
                 -------------------------
any action which would require an adjustment in the Exercise Price; or (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights and notice thereof shall be given to holders of Common Stock; or (c) there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then the Company shall cause to be given to the Holder at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of any distribution or grant to holders of Common Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or grant are to be determined or (ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clauses (a), (b), (c) or (d) of this paragraph. The notice requirements of this paragraph shall be deemed met if the Company notifies the Holder at the time and in the manner it shall notify the holders of its Common Stock.

          IN WITNESS WHEREOF, Heartland Technology, Inc. has caused this Warrant Certificate to be duly executed under its corporate seal.



DATED:  As of ____________________


                                        HEARTLAND TECHNOLOGY, INC.
ATTEST:

_______________________                 By: ___________________________________
Title:                                       Title:

                         FORM OF ELECTION TO PURCHASE

                  (To be executed upon exercise of Warrant.)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________ Shares and herewith tenders in payment for such shares in United States dollars in cash or by certified or official bank check in immediately available funds payable to the order of Heartland Technology, Inc., all in accordance with the terms hereof. The undersigned requests that the certificate for such Shares be registered in the name of ____________________________________ whose address is
_____________________________ and that such certificate shall be delivered to
__________________________________________ whose address is
_________________________________________.  If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the right to purchase the remaining balance of the Shares be registered in the name of __________________________________ whose address is _________________________________________________ and that such
Warrant Certificate be delivered to ____________________________________ whose address is _______________________________.

DATED: ___________________________

(Insert Social Security or
Other Identifying Number of
Holder): ______________________



                                        Signature_______________________________
                                          (Signature must conform in all respect
                                           to name of holder as specified on the
                                                           face of the Warrant.)

Signature Guarantee:
(required if an assignment of Shares
acquired on exercise, or an assignment
of Warrants remaining after exercise,
is made upon exercise):

                             [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto
______________________________________________________________________________
this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


DATED: _____________________

(Insert Social Security or
Other Identifying Number of
Holder): ______________________

Signature Guarantee:  Signature_______________________
                                          (Signature must conform in all respect
                                           to name of holder as specified on the
                                                           face of the Warrant.)

                              SECURITY AGREEMENT
                              ------------------

     This SECURITY AGREEMENT, dated as of December __, 1999, (the "Security
                                                                   --------
Agreement") is entered into between Heartland Technology, Inc., a Delaware
---------
corporation (the "Debtor"), and Edwin Jacobson, as Collateral Agent  for the
                  ------
benefit of the parties listed on Exhibit A hereto, as secured party (the "Secured Party").
--------------

                                  WITNESSETH:
                                  -----------

     WHEREAS, Debtor, in order to induce Secured Party under the Subscription Agreement identified below to make loans and advances to Debtor, desires to pledge certain "Collateral" (hereinafter defined) to Secured Party;

     NOW, THEREFORE for good and valuable consideration, the receipt of which is hereby acknowledged by the Debtor, the Debtor and Secured Party hereby agree as follows:

1. Definitions. The terms defined in this Section shall have the following defined meanings for all purposes of this Agreement:

     1.01. "Class B Limited Partner" shall mean the person shown as the Class B Limited Partner of the Partnership on the books and records of the Partnership.

     1.02. "Class B Limited Partnership Interest" shall mean the interest of the Class B Limited Partner in the Partnership.

     1.03. "Collateral" shall mean the following whether now or hereafter existing or acquired:

            1.03.01 the Class B Limited Partnership Interest, and any substitutions, replacements or additions thereto;

            1.03.02 all of the Debtor's right, title and interest as a Class B Limited Partner in the Partnership, including without limitation, all of the Debtor's right as a Class B Limited Partner to receive deposits, proceeds, profits, distributions, special distributions, dividends, interest, return of capital, and other amounts, at any time or from time to time, of cash and other property, real, personal or mixed, rights in any capital account and all other rights, powers, privileges and benefits relating thereto or arising therefrom, and the right as a Class B Limited Partner to receive distributions, special distributions and profits from the Partnership or in connection with the Property and the development thereof or upon complete or partial liquidation of the Partnership or otherwise; and

            1.03.03. to the extent not otherwise included, all distributions, interest, dividends, increases, substitutions, or additions to any of the foregoing items and all Proceeds and products of any of the foregoing.

     1.04   "Collateral Release Event" shall mean

            1.04.01. the full execution of a loan agreement between the
                     Partnership and the Debtor for a borrowing by the Debtor of up to $4 million, and the disbursement of $2 million in loan proceeds to the Debtor, subject only to the release of the Collateral from the Security Interest granted by this Security Agreement, or

            1.04.02. the satisfaction and payment of all Obligations,
                     whichever occurs earlier, provided, however, that a Collateral Release Event shall not occur so long as an Event of Default has occurred and is continuing.

     1.05. "Control Agreement" shall mean a control agreement executed by the Partnership substantially in the form of Exhibit B attached hereto.

     1.06. "Debtor" shall mean Heartland Technology, Inc., a Delaware corporation.

     1.07. "Event of Default" shall have the meaning assigned to such term in the Note.

     1.08. "Note" shall mean a 13% Subordinated Note due December __, 2001, issued by the Debtor to the Secured Party pursuant to the Subscription Agreement.

     1.09.  "Obligations" are the following:

            1.09.01 the indebtedness evidenced by the Note, and any extensions, renewals or refinancing thereof;

            1.09.02 any sum advanced by the Secured Party in order to preserve the Collateral; and

            1.09.03. in the event of any proceeding to enforce the collection of the Obligations after default, court costs and reasonable attorneys' fees.

     1.10. "Partnership" shall mean Heartland Partners, L.P., a Delaware limited partnership organized under the Partnership Agreement.

     1.11. "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated as of June 27, 1990, as amended by the Amendment to the Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P., dated December 4, 1997, as it may be further amended, supplemented or restated from time to time.

     1.12. "Secured Party" shall mean Edwin Jacobson, as Collateral Agent for the benefit of the parties listed on Exhibit A hereto.

     1.13. "Security Interest" shall mean the security interest granted by the Debtor to the Secured Party in the Collateral pursuant to Section 3 of this Security Agreement.

     1.14. "Subscription Agreement" shall mean the Subscription Agreement dated as of the date hereof among the Debtor and the Secured Party, as it may be further amended, supplemented or restated from time to time.

     1.15. "UCC" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Illinois.

     1.16. Terms otherwise not specifically defined herein shall have the meaning ascribed to them in the UCC.

2. Pledge and Grant of Security Interest. To secure the payment of the Obligations, the Debtor hereby pledges and grants to Secured Party a lien on, and a security interest in, the Collateral.

3.   Additional Collateral.

     3.01. In case, upon the redemption of the Class B Limited Partnership Interest or the dissolution or liquidation (in whole or in part) of the issuer of the Class B Limited Partnership Interest, any sum shall be paid in redemption of the Class B Limited Partnership Interest, or as a liquidating distribution or dividend or otherwise, such sum shall be paid over to Secured Party, to be held by Secured Party as additional Collateral hereunder or as otherwise applied by Secured Party as provided in Section 5(c) below.

     3.02. If any distribution of capital shall be made on the Class B Limited Partnership Interest, or any warrants, rights, obligations or other property shall be distributed upon or with respect to the Collateral pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or pursuant to the merger or consolidation of such issuer with or into another corporation, the shares, warrants, obligations, rights or other property so distributed shall be delivered to Secured Party with such powers, assignments and endorsements as Secured Party may request, to be held by it as additional Collateral hereunder, and all of the same shall constitute Collateral for all purposes hereof.

     3.03. Any cash received and retained by Secured Party as additional Collateral pursuant to this Sections shall be applied (in whole or in part) by Secured Party to the payment of the outstanding balance of interest on and/or principal of the obligations under the Subscription Agreement in such order as Secured Party shall in its sole discretion determine.

4. Representations, Warranties and Covenants. The Debtor represents, warrants and covenants that as of the date of execution of this Agreement, and continuing until the occurrence of the Collateral Release Event:

     4.01. The Debtor is duly organized under the law of the State of Delaware, and shall not change the state of its organization without the prior consent of the Secured Party.

     4.02. The Debtor is the sole owner of 100% of the Class B Limited Partnership Interest, free and clear of any and all liens and claims whatsoever, except for the security interest granted to the Debtor pursuant to this Security Agreement.

     4.03. No certificate has been issued to represent the Pledged Collateral, and the Pledged Collateral is an uncertificated security within the meaning of UCC (S) 8-102(a)(18).

     4.04. Debtor has full power, authority and legal right to execute this Security Agreement and to grant the Security Interest in the Collateral to the Secured Party.

     4.05. This Security Agreement has been duly executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of Debtor in accordance with its terms.

     4.06. The Partnership is the issuer of the Class B Limited Partnership Interest and has agreed in writing to comply with any entitlement orders originated by the Secured Party without further consent by the Debtor.

     4.07. The Class B Limited Partnership Interest is a security within the meaning of (S) 8-102(a)(15) of the UCC.

     4.08. The Partnership has full power, authority and legal right to execute the Control Agreement.

     4.09. The Control Agreement has been duly executed and delivered by the Partnership and constitutes a legal, valid and binding obligation of the Partnership in accordance with its terms.

5.   Debtors' Powers.

     5.01. So long as an Event of Default shall not then exist, Debtor shall be the only party entitled (i) to exercise for any purpose any and all
            (1) voting rights and (2)) powers, and (ii) to receive any and all distributions, in each case arising from or relating to the Collateral; provided, however, that Debtor shall not exercise such rights or powers, or consent to any action of the Partnership that would be in contravention of the provisions of, or constitute an Event of Default under, this Security Agreement or the Note.

     5.02. Upon the occurrence of an Event of Default, unless Secured Party designates in writing to Debtor to the contrary, all rights of Debtor provided in Section 5.01 hereof shall cease, and all voting rights and powers and rights to distributions included in the Collateral or otherwise described in such Section 5.01 shall thereupon become vested in Secured Party, and Secured Party shall thereafter have the sole and exclusive right and authority to exercise such voting rights and powers. Debtor shall execute such documents and instruments, including but not limited to, statements that Debtor no longer has the right to act as a partner, shareholder or otherwise relating to such change as Secured Party may request.

6. Secured Party's Remedies upon Event of Default. If an Event of Default shall occur and the Collateral Release Event shall not have occurred, Secured Party shall have all of its rights and remedies under the Note, and in addition thereto:

     6.01. Secured Party, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Class B Limited Partnership Interest or other securities or any of them may be listed, or at public or private sale, at Secured Party's premises or elsewhere, for cash, upon credit or for future delivery, and in connection therewith Secured Party may grant options, Debtor hereby waiving and releasing any and all equity or right of redemption. If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Secured Party may resell such Collateral. In no event shall Debtor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by Secured Party.

     6.02. Secured Party shall be entitled to exercise all rights and to enjoy all benefits of the Debtor under the Collateral, including, without limitation, the right to enforce any rights of Debtor with respect to the Collateral, and to receive, retain and apply to the payment of the Obligations any and all monies paid upon or for the account of the Debtor with respect to the Collateral.

     6.03. Secured Party shall be entitled to exercise all voting power with respect to the Collateral and to receive and retain, as additional Collateral hereunder, any and all interest payments, distributions or dividends at any time declared or paid upon any of the Collateral.

     6.04. Secured Party shall have the right, for and in the name, place and stead of Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

     6.05. Debtor hereby appoints Secured Party as its attorney-in-fact for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Debtor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same, provided that prior to the occurrence of a default, Secured Party shall remit to Debtor for its own account any interest payments, distributions or cash dividends (other than liquidating distributions or dividends) received by Secured Party in respect of the Collateral.

7. Application of Securities Laws. Debtor recognizes that Secured Party's ability to effect a public sale of all or a part of the Collateral may be limited by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, the Securities Exchange Act of 1934, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, and Secured Party may be compelled to resort to one or more private sales of the Collateral to a restricted group of purchasers who may be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that private sales so made may be at prices and other terms less favorable than if such Collateral were sold at public sales, and that Secured Party has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. Debtor agree that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

8. Remedies Cumulative. The remedies provided herein in favor of Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Secured Party existing at law or in equity, including without limitation, those remedies specified in the Note.

9. No Waiver. No delay on the part of Secured Party or of any holder of the obligations in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver or amendment of any provision of this Agreement shall be enforceable unless in writing and signed by Secured Party and unless it expressly refers to the provision affected.

10. Termination of the Security Interest. Upon the occurrence of a Collateral Release Event,

     10.01.  Secured Party shall terminate and release its Security Interest.

     10.02. Debtor shall be entitled to the return of all of the Collateral and the release by Secured Party of its security interest therein.

11. Notices. Any notice of any sale, lease, other disposition, or other intended action by Secured Party shall be deemed reasonable if it is in writing and deposited in the United States mail fifteen (15) days in advance of the intended disposition or other intended action, first class postage prepaid, and addressed to Debtor at its address set forth below (or any other address designated in a written notice by Debtor previously received by Secured Party).

12. Governing Law. This Security Agreement and the rights and obligations of Secured Party and Debtor hereunder shall be construed in accordance with and governed by the internal laws of the State of Illinois, cannot be changed orally, and shall bind and inure to the benefit of Debtor and Secured Party and their respective successors and assigns.

13. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

14. Secured Party's Signature Not Necessary. The Debtor acknowledges that this Security Agreement is and shall be effective upon execution of the Debtor and delivery to and acceptance hereof by the Secured Party, and it shall not be necessary for the Secured Party to execute any acceptance hereof or otherwise to signify or express its acceptance hereof to Debtor. This Agreement may be executed by facsimile signature, but Debtor agrees to furnish an original to Secured Party within ten business days after signing.

15. Headings. The article headings of this Security Agreement are for convenience of reference only, and will not affect the meaning of any of its provisions.

     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement to be duly executed as of the day and year first above written.

                         Edwin Jacobson, as Collateral Agent for the benefit of the parties listed on Exhibit A hereto




                         HEARTLAND TECHNOLOGY, INC.


                         By ____________________________
                         Its ____________________________

Attest:
________________________

                                   EXHIBIT A

                               SECURED CREDITORS
                               -----------------

NAME                ADDRESS                   FAX NUMBER
----                -------                   ----------



and the respective successors and assigns of each of the foregoing.

                               CONTROL AGREEMENT

     This CONTROL AGREEMENT, dated as of December __, 1999, (the "Control
                                                                  -------
Agreement") is entered into between  Heartland Partners, L.P., a Delaware
---------
limited liability partnership (the "Partnership"), Heartland Technology, Inc.
                                    -----------
(the "Debtor"), and Edwin Jacobson, as Collateral Agent  for the benefit of the
      ------
parties listed on Exhibit A hereto (the "Secured Party").
                                         -------------


1. The Debtor and the Secured Party have entered into a certain Security Agreement executed as of the date hereof (the "Security Agreement"). All
                                                    ------------------
     capitalized terms used in this Control Agreement shall have the meaning ascribed to them in the Security Agreement. Pursuant to the Security Agreement, the Debtor has granted the Secured Party a security interest in the Collateral, including the Class B Limited Partnership Interest in the Partnership (the "Pledged Collateral"). The parties are entering into this
                       ------------------
     Control Agreement to perfect the security interest in the Pledged
     Collateral.

2.   The Partnership represents and warrants to the Secured Party that:

     2.1. The Partnership is the issuer of the Pledged Collateral.

     2.2. The Pledged Collateral is a security within the meaning of (S) 8-102(a)(15) of the UCC.

     2.3. No certificate has been issued to represent the Pledged Collateral, and the Pledged Collateral is an uncertificated security within the meaning of (S) 8-102(a)(18) of the UCC.

     2.4. The Partnership does not know of any claim to or interest in the Pledged Collateral, except for claims and interests of the parties referred to in this Control Agreement.

3. The Partnership will comply with all notifications it receives directing it to transfer or redeem the Pledged Collateral (each an entitlement order) originated by the Secured Party without further consent by the Debtor.

4. Except as otherwise provided in this section, the Partnership will comply with entitlement orders originated by the Debtor without further consent by the Secured Party. If the Secured Party notifies the Partnership that the Secured Party will exercise exclusive control over the Pledged Collateral (a "notice of exclusive control"), the Partnership will cease complying
         ---------------------------
     with entitlement orders or other directions concerning the Pledged Collateral originated by the Debtor and distributing to the Debtor interest and dividends on property in the Pledged Collateral. Until the Partnership receives a notice of exclusive control, the Partnership may distribute to the Debtor all interest and regular cash dividends on property in the Pledged Collateral. The Partnership will not comply with any entitlement order originated by the Debtor that would require the Partnership to make a free delivery to the Debtor or any other person.

5. The Partnership subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Pledged Collateral. The Partnership will not agree with any third party that the Partnership will comply with entitlement orders originated by the third party.

6. The Partnership will send copies of all statements and confirmations for the Pledged Collateral simultaneously to the Debtor and the Secured Party. The Partnership will use reasonable efforts promptly to notify the Secured Party and the Debtor if any other person claims that it has a property interest in property in the Pledged Collateral and that it is a violation of that person's rights for anyone else to hold, transfer, or deal with the property.

7.   Except for permitting a withdrawal, delivery, or payment in violation of section 4, the Partnership will not be liable to the Secured Party for complying with entitlement orders from the Debtor that are received by the Partnership before the Partnership receives and has a reasonable opportunity to act on a notice of exclusive control. The Partnership will not be liable to the Debtor for complying with a notice of exclusive control or with entitlement orders originated by the Secured Party, even if the Debtor notifies the Partnership that the Secured Party is not legally entitled to issue the entitlement order or notice of exclusive control, unless the Partnership takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process, or the Partnership acts in collusion with the Secured Party in violating the Debtor's rights.

8. This Control Agreement does not create any obligation of the Partnership except for those expressly set forth in this Control Agreement. In particular, the Partnership need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Debtor to give an entitlement order or a notice of exclusive control. the Partnership may rely on notices and communications it believes given by the appropriate party.

9. The Secured Party and the Debtor will indemnify the Partnership, its officers, directors, employees, and agents against claims, liabilities, and expenses arising out of this Control Agreement (including reasonable attorneys' fees and disbursements), except to the extent the claims, liabilities, or expenses are caused by the Partnership's gross negligence or willful misconduct. The Secured Party's and the Debtor's liability under this section is joint and several.

10. The Secured Party may terminate this Control Agreement by notice to the Partnership and the Debtor. The Partnership may terminate this Control Agreement on 30 days' notice to the Secured Party and the Debtor.

11. If the Secured Party notifies the Partnership that the Secured Party's security interest in the Pledged Collateral has terminated, this Security Agreement will immediately terminate. Sections 8 and 9 will survive termination of this Control Agreement.

12. This Control Agreement will be governed by the laws of the State of Illinois. The Partnership and the Debtor may not change the law governing the Pledged Collateral without the Secured Party's express written agreement.

13. This agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

14. No amendment of, or waiver of a right under, this Control Agreement will be binding unless it is in writing and signed by the party to be charged.

15. To the extent a provision of this Control Agreement is unenforceable, this Control Agreement will be construed as if the unenforceable provision were omitted.

16. All property credited to the Pledged Collateral will be treated as financial assets under Article 8 of the Illinois Uniform Commercial Code.

17. A successor to or assignee of the Secured Party's rights and obligations under the security agreement between the Secured Party and the Debtor will succeed to the Secured Party's rights and obligations under this Control Agreement.

18. A notice or other communication to a party under this Control Agreement will be in writing (except that entitlement orders may be given orally), will be sent to the party's address set forth below or to such other address as the party may notify the other parties and will be effective on receipt.

IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement to be duly executed as of the day and year first above written.

                           HEARTLAND PARTNERS, L.P.


                         By Heartland Technology, Inc.
                              Its General Partner

                              By __________________________
                                   Its _____________________

Attest:
________________________



                         _______________________________________________________
                         Edwin Jacobson, as Collateral Agent for the benefit of the parties listed on Exhibit A hereto




                         HEARTLAND TECHNOLOGY, INC.


                         By ____________________________
                         Its ____________________________

Attest:
________________________

                                   EXHIBIT A

                               SECURED CREDITORS
                               -----------------

NAME                ADDRESS                   FAX NUMBER
----                -------                   ----------



and the respective successors and assigns of each of the foregoing.

                          COLLATERAL AGENT AGREEMENT


     THIS COLLATERAL AGENT AGREEMENT, dated as of December __, 1999 (this "Agreement"), is among Edwin Jacobson (the "Agent") and the parties listed on the attached Exhibit A (the "Secured Creditors").

                               R E C I T A L S:
                               - - - - - - - -

     A. Heartland Technology, Inc., a Delaware corporation ("Borrower"), has issued or will issue a series of 13% Subordinated Notes in aggregate principal amount not to exceed $2,000,000 (the "Notes");

     B. The Notes are secured by a pledge of the Class B limited partnership interest of Heartland Partners, L.P., a Delaware limited partnership (the "Collateral") pursuant to the terms of that certain Security Agreement (the "Security Agreement") made by Borrower in favor of the Secured Creditors;

     C. The Secured Creditors and Agent desire enter into this Agreement and to set forth certain agreements relating to, among other things, the administration of liens created under the Security Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.   DEFINITIONS
     -----------

     1.1  "Agent Claims" shall have the meaning ascribed thereto in Section
          --------------
2.2(a) of this Agreement.

     1.2  "Credit Documents" shall mean, collectively, this Agreement, the
          ------------------
Security Agreement, the Notes and all agreements, documents and instruments contemplated thereby or executed in connection therewith, as any and all of the foregoing documents may be amended, modified or supplemented from time to time.

     1.3  "Business Day" shall mean any day of the year on which the Agent is
          --------------
open for business in Chicago, Illinois.

     1.4  "Collateral" shall have the meaning defined in the Security Agreement.
          ------------

     1.5  "Event of Default" shall have the meaning ascribed thereto in Section
          ------------------
2.6 of this Agreement.

     1.6  "Indemnified Lender Amounts" shall mean, at the time any determination
          ----------------------------
thereof is to be made, all costs, expenses, fees, indemnities, reimbursements and other amounts then due and payable by Borrower to the Secured Creditors under the Credit Documents (other than, in each case, costs, expenses, and other amounts (1) which relate to Nonindemnifiable Litigation Expenses (as hereinafter defined), or (2) with respect to Secured Creditors, payments to be made by Secured Creditors pursuant to Section 2.2(c) of this Agreement). For purposes of this definition and the provisions in which this term is contained, the term "Secured Creditor" shall be deemed to include any director, officer, attorney, member, accountant, consultant, agent or employee of the Secured Creditor.

     1.7  "Liabilities" shall mean any and all of Borrower's obligations to the
          -------------
Secured Creditors, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, under the Credit Documents.

     1.8  "Nonindemnifiable Agent Claims" shall have the meaning ascribed
          -------------------------------
thereto in Section 2.2(a) of this Agreement.

     1.9  "Nonindemnifiable Litigation Expenses" shall mean any costs, expenses,
          --------------------------------------
fees, indemnities and other amounts payable by Borrower to the Secured Creditors which relate to claims made against the Secured Creditors by Borrower or a third party and which relate to a claim with respect to which it is finally determined by a court of competent jurisdiction that the Secured Creditors to whom such amounts are owed failed to act in good faith or in a manner which is commercially reasonable.

     1.10 "Security Agreement" shall mean that certain Security Agreement to be
          --------------------
made by the Borrower in favor of the Secured Creditors.

     1.11 Other Definitions.  When used herein, the words "good faith" and
          -----------------
"reasonableness" shall have the meaning ascribed thereto in the Uniform Commercial Code, as interpreted by the Federal and state courts having jurisdiction over Illinois matters.

2.   AGENCY AGREEMENT
     ----------------

     2.1  Authorization.  The Agent shall act as collateral agent, in a
          -------------
fiduciary capacity, for all purposes for the benefit of the Secured Creditors with respect to the Liabilities. Subject to the terms and conditions hereof, the Secured Creditors authorize the Agent, on behalf of the Secured Creditors, to exercise such rights and remedies provided for under this Agreement and the other Credit Documents in existence on the date hereof or hereafter entered into with the written consent of Borrower and the Secured Creditors and to take such other actions as may be reasonably incidental thereto; provided, that the Agent
                                                       --------
shall not have the authority to amend, supplement, modify or waive any material provision of or give any consent under any of the Credit Documents without the prior written consent of the Secured Creditors; and, provided further, that the
                                                     ----------------
Agent shall consult regularly and as-needed with the Secured Creditors and shall act in accordance with any written instructions provided to it by the Secured Creditors. Subject to its fiduciary obligations, the Agent may perform any of its duties hereunder by or through agents or employees, and shall be entitled to retain counsel and to act in reliance on the advice of such counsel concerning all matters pertaining to the agencies created hereby and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of counsel selected by it, except as provided in Section 2.3 of this Agreement.

     2.2  Indemnification.
          ---------------

          (a) The Secured Creditors hereby agree to indemnify and hold harmless the Agent from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), reasonably incurred or suffered by the Agent, in its capacity as such, as a result of any action taken or omitted to be taken by the Agent in such capacity, or otherwise incurred or suffered by, made upon, or assessed against the Agent in such capacity, relating to or arising out of this Agreement, or any other Credit Documents (collectively, "Agent Claims"); provided, however, that (i) the Secured Creditors shall not be required to
--------  -------
indemnify or hold harmless the Agent from and against any Agent Claims (collectively, "Nonindemnifiable Agent Claims") resulting from or attributable to (1) the failure of the Agent or of its officers, employees or agents to act in its fiduciary capacity, in good faith or in a manner which is commercially reasonable (2) the Agent's gross negligence or willful misconduct, or (3) any action taken by the Agent in connection with enforcing its and the Secured Creditors' rights and remedies with respect to the Collateral not consented to in writing, or deemed to be consented to under Section 2.2(f) of this Agreement, by the Secured Creditors, except that the Secured Creditors shall indemnify the Agent to the extent of any amount distributed or distributable to the Secured Creditors as a result of such unconsented action, and (ii) the Secured Creditors' payment of any amount to the Agent pursuant to this Section shall not prejudice the rights of the Secured Creditors to assert a claim, in a separate action or proceeding, against the Agent to recover any portion of any such Agent Claims previously reimbursed by the Secured Creditors resulting from or attributable to Nonindemnifiable Agent Claims. In furtherance of the foregoing, the Secured Creditors hereby agree that the Agent may retain, from the proceeds of the Collateral in accordance with Section 2.8 of this Agreement, any out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent in its capacity as Agent and not reimbursed to the Agent by Borrower or the Secured Creditors, except that the Agent shall not be reimbursed for costs and expenses incurred by the Agent which constitute, or which relate to the defense of, Nonindemnifiable Agent Claims except to the extent otherwise indemnifiable as provided in clause (i)(3) of this Section 2.2(a). The Secured Creditors may, at their option, reimburse the Agent any such out-of-pocket expenses at any time. Obligations of the Secured Creditors and of the Agent under this Section 2.2 shall survive the termination of this Agreement and the discharge of the Liabilities for the applicable statute of limitations period with respect to claims against the Agent or the Secured Creditors.

          (b) The Agent hereby agrees to indemnify and hold harmless the Secured Creditors from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), incurred or suffered by the Secured Creditors as a result of any action taken or omitted to be taken by the Agent in breach of this Agreement, or as a result of any action taken or omitted to be taken by Agent, or otherwise incurred or suffered by, made upon, or assessed against the Secured Creditors, which result from or are attributable to the failure of the Agent to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable.

          (c) The Secured Creditors hereby agree to indemnify and hold harmless the Agent from and against any and all actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), incurred or suffered by the Agent as a result of any action taken or omitted to be taken by the Secured Creditors or otherwise incurred or suffered by, made upon, or assessed against the Agent which result from or are attributable to the failure of the Secured Creditors to act in good faith or in a manner which is commercially reasonable.

          (d) Any Agent Claims that are not required to be reimbursed by the Secured Creditors pursuant to the proviso in Section 2.2(a) of this Agreement, after appropriate court determination, where required, shall not constitute Indemnified Agent Amounts.

          (e) In the event of any third party claim against the Agent or the Secured Creditors (the "Indemnified Party") with respect to which the Agent or the Secured Creditors (the "Indemnifying Parties") are obligated to indemnify the Indemnified Party hereunder, the party which bears the greatest risk of loss, as determined by the Secured Creditors, with respect to such claim under the provisions of this Agreement (taking into account, among other things, the impact of any possible payment of the losses, costs and expenses relating thereto pursuant to Section 2.8 hereof) shall be called the "Major Indemnifying Party." With respect to any such third party claim, the Indemnified Party shall keep the Indemnifying Parties advised as to the status of the claim, any proceedings initiated with respect thereto and any settlement discussions occurring with respect thereto, and shall consult with the Major Indemnifying Party with respect to the defense thereof. The Major Indemnifying Party shall have the right, at its option and expense, to be represented by counsel of its choice and to defend against, negotiate, settle or otherwise deal with the third party claim. Each other Indemnifying Party shall have the right to be consulted with respect to actions to be taken in connection therewith. The Indemnified Party agrees not to settle any such third party claim in an amount in excess of $50,000 without the prior written consent of the Major Indemnifying Party (which consent will not be unreasonably withheld) and agrees not to unreasonably withhold its agreement to any settlement thereof approved by the Major Indemnifying Party; provided that, in the event that the Major Indemnifying Party or the Indemnified Party (the "Requesting Party") reasonably requests the consent of the other (the "Responding Party") to settle a third party claim and the Responding Party unreasonably fails to consent to the settlement of the claim on the terms described by the Requesting Party, the Responding Party shall indemnify and hold harmless the Requesting Party from and against liabilities and losses, incurred by the Requesting Party pursuant to a final judgment rendered with respect to the third party claim in excess of such liabilities and losses which otherwise would have been incurred by the Requesting Party under the terms of the settlement offer which the Responding Party declined to accept.

          (f) For purposes of this Agreement, the Secured Creditors shall have seven (7) Business Days following receipt of written notice of any action proposed to be taken by the Agent in its capacity as Agent in connection with enforcing its and the Secured Creditors' rights and remedies with respect to the

Collateral to grant its consent, or to disapprove of such action. Failure of the Secured Creditors to respond in writing to the Agent within seven (7) Business Days following receipt of such notice from the Agent shall be deemed consent to the proposed action.

     2.3  Exculpation.  The Agent shall be entitled to rely upon advice of
          -----------
counsel, concerning legal matters, and upon this Agreement, the Credit Documents, any security agreement, schedule, certificate, statement, report, notice or other writing which it believes in good faith, after reasonable inquiry, to be genuine or to have been presented by a proper person. Except to the extent of its, or their, respective actual knowledge, neither the Agent in its capacity as such nor any of its directors, officers, employees or agents shall (i) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of this Agreement, the Credit Documents or any instrument or document delivered under or in connection with any thereof, (ii) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (iii) subject to the limitations set forth below, be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by Borrower or any other obligor of its obligations, or (iv) in any event, be liable as such for any action taken or omitted by it or them, except for liability resulting from (x) its or their failure to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable or (y) a material breach by the Agent of this Agreement.

     2.4  Resignation or Removal.  The Agent may resign as such at any time upon
          ----------------------
at least 30 days' prior notice to Borrower and the Secured Creditors. The Secured Creditors may remove the Agent upon written notice to the Agent. No such resignation or removal shall become effective unless and until a successor Agent under this Agreement is appointed and has accepted the appointment. In the event of resignation or removal of the Agent hereunder, the Agent shall be entitled to its fees and expenses to the date of removal. In the event of any such resignation or removal, the Secured Creditors shall promptly as practicable appoint a successor Agent mutually satisfactory to them. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement except the duty to execute and deliver any documents necessary to vest or confirm the vesting of such rights, powers, privileges and duties in such successor Agent, and to cooperate with the Secured Creditors and any successor Agent in the prosecution or defense of claims by or against the Secured Creditors relating to or arising out of the Credit Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Agreement shall continue in effect with respect to actions taken or omitted to be taken by said Agent while it was acting in its capacity as Agent hereunder. After the retiring Agent's resignation or removal hereunder as Agent, each reference herein to a place for giving of notice or deliveries to the Agent shall be deemed to refer to the principal office of the successor Agent or such other office of the successor Agent as it may specify to the Secured Creditors.

     2.5  Custody of Collateral.  The Agent shall be responsible for the custody
          ---------------------
and preservation of the Collateral consisting of securities and act in good faith and in a commercially reasonable manner with respect to the custody and preservation of the Collateral in its possession. If Agent resigns or is replaced, Agent shall follow the written instructions of Secured Creditors with respect to the delivery of the Collateral to a successor Agent.

     2.6  Notice of Default.  The Agent shall give the Secured Creditors notice,
          -----------------
as soon as reasonably practicable, if the Agent obtains actual knowledge, that an "event of default" under any Credit Document ("Event of Default") shall have occurred and be continuing; provided, however, that, in the absence of such
                            -----------------
knowledge, the Agent shall not be liable to any person or entity for its failure to give such notice, and such failure shall not impair or otherwise affect the validity of any action taken by the Agent pursuant to this Agreement or any of the Credit Documents.

     2.7  Enforcement of the Security Interests. The Agent acknowledges that it
          -------------------------------------
holds all liens and security interests granted and provided in the Credit Documents for the benefit of the Secured Creditors with respect to the Liabilities. Subject to the provisions of this Agreement, the Agent may exercise from time to time such rights and remedies as are available to it and the Secured Creditors with respect to the Liabilities under the Credit Documents and the applicable law with respect to the Collateral, provided that Agent shall use its best efforts to obtain the written consent of Secured Creditors before taking any material actions with respect to the Collateral. Subject to the foregoing, and subject to the instructions of the Secured Creditors, as to which Agent shall abide, following the occurrence of an Event of Default, the Agent, in its capacity as such, shall in its reasonable discretion determine the time, manner and method in which the Agent shall exercise the rights and remedies of the Secured Creditors under the Credit Documents. The Agent agrees that, following the occurrence of an Event of Default, upon the request of the Secured Creditors, it will confer with the Secured Creditors or a representative selected by the Secured Creditors on a weekly basis (or such other periodic basis as may be agreed to by the Secured Creditors and the Agent) at a mutually acceptable time by telephone or other mutually agreeable means, and report to the Secured Creditors or representative concerning the status of any foreclosure proceedings and other actions taken or proposed to be taken with respect to the realization upon the Collateral. Except as otherwise provided in this Agreement, the Agent shall have no liability to the Secured Creditors for any action taken or omitted to be taken or for any error in judgment, except for its failure to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable as finally determined by a court of competent jurisdiction. Anything contained in the Credit Documents to the contrary notwithstanding, the Secured Creditors agrees that the liens and security interests granted and provided for in the Credit Documents shall not be enforced unless permitted by the terms of the applicable law.

     2.8  Allocation of Collateral Proceeds  All proceeds of Collateral received
          ---------------------------------
by the Agent from and after the occurrence of an Event of Default shall be disbursed by the Agent for the following purposes and in the following order of priority:

          First, to reimburse the Agent for unpaid Agent Claims;
          -----

          Second, to the Secured Creditors in reimbursement for any Agent Claims
          ------
     theretofore paid by the Secured Creditors;

          Third, to the Secured Creditors in reimbursement for Indemnified
          -----
     Lender Amounts;

          Fourth, to the Secured Creditors pro rata, based upon the percentage
          ------
     of the aggregate outstanding principal amount of the Notes held by each Secured Creditor, in payment of outstanding principal amounts of the Note.

     2.9  Secured Creditor Instructions.  To the extent that Agent requests
          -----------------------------
instructions from the Secured Creditors, or in the event that Agent receives instructions from the Secured Creditors, Agent shall be entitled to rely on such instructions if (a) they are in writing and (b) such instructions are signed by that number of Secured Creditors which represents a majority of the principal amount of outstanding Notes.

3.   MISCELLANEOUS
     -------------

     3.1  Notices. All notices, demands and other communications provided for
          -------
hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered, if to the Secured Creditors, to the addresses and telecopier numbers set forth in Exhibit A; if to Collateral Agent, to it at 547 West Jackson Boulevard, Chicago, Illinois 60601; telecopier number
(312) 663-9397, or, as to each party, to it at such other address as designated by such party in a written notice to the other parties. All such notices and communications shall, (a) when mailed, be effective 3 Business Days after the same is deposited into the mails with first-class postage prepaid, (b) when sent for next-day delivery by a reputable freight company or reputable overnight courier service, be effective 1 Business Day after the same is delivered to such company or service, as the case may be, and (c) when sent by telecopier, be effective on the opening of the next Business Day after sending. Delivery by telecopier of an executed counterpart of any amendment or waiver of, or consent to, any provision of this Agreement shall be effective as delivery of an originally executed counterpart thereof.

     3.2  No Additional Rights for Borrower Hereunder.  If the Secured Creditors
          -------------------------------------------
shall enforce their rights or remedies in violation of the terms of this Agreement, Borrower agrees that it shall not use such violation as a defense to the enforcement by the Secured Creditors under the Credit Documents nor assert such violation as a counterclaim or basis for set-off or recoupment against the Secured Creditors.

     3.3  Independent Credit Investigations.  The Secured Creditors shall not be
          ---------------------------------
responsible to any other person, firm or corporation, for the Borrower's solvency, financial condition or ability to repay any of the Liabilities, or for statements of the Borrower, oral or written, or for the validity, sufficiency or enforceability of any of the Liabilities, the Credit Documents, or any liens or security interests granted by Borrower to the Agent, for the benefit of the Secured Creditors with respect to the Liabilities, in connection therewith. The Secured Creditors hereby acknowledge that it has entered into its financing agreements with Borrower based upon its independent investigation and credit determination.

     3.4  No Waiver/ Amendments.  No delay on the part of the Agent or the
          ---------------------
Secured Creditors in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or the Secured Creditors of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; no modification or waiver of any of the provisions of this Agreement shall be binding except as expressly set forth in a writing duly signed and delivered on behalf of the party to be charged.

     3.5  Computations.  Where the character or amount of any asset or liability
          ------------
or item of income or expense is required to be determined, or consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles applied on a basis consistent with those at the time in effect.

     3.6  Costs, Expenses and Taxes.  Borrower agrees to pay on demand all out-
          -------------------------
of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in its capacity as Agent in connection with the enforcement of this Agreement or the Credit Documents and any such other instruments or documents or any Collateral. All obligations provided for in this Section shall survive any termination of this Agreement and the discharge of the Liabilities.

     3.7  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the respective successors and assigns of each of the parties hereto, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement other than a transferee or a participant of the Secured Creditors or the Agent but only if such party agrees in writing to be bound by the provisions of this Agreement.

     3.8  Governing Law and Jurisdiction. This Agreement shall be governed as to
          ------------------------------
validity, interpretation, enforcement and effect by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law). Each party hereto hereby agrees to irrevocably submit to the nonexclusive jurisdiction of any Illinois state or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Agreement, and any such party hereby agrees and consents that, in addition to any methods of service of process provided for in any applicable law, all service of process in any such suit, action or proceeding in any Illinois state or Federal court sitting in Cook County, Illinois may be made by certified or registered mail, return receipt requested, directed to the applicable party at the address indicated in Section 3.1 hereof, or such other address as such party shall have given to the other parties hereto in accordance with Section 3.1, and service so made shall be complete five (5) Business Days after the same shall have been so mailed.

     3.9  Information.  Upon the request of the Secured Creditors or the Agent,
          -----------
each of the Secured Creditors and Agent agrees to use its reasonable best efforts to provide, the other with all information in its possession relating to the transactions contemplated by the Credit Documents and with any credit or other information with respect to any of the Collateral.

     3.10 Counterparts This Agreement and any amendment or supplement hereto or
          ------------
any waiver granted in connection herewith may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     3.11 Section Titles.  The section titles contained in this Agreement are
          --------------
and shall be deemed to be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     3.12 Entire Agreement.  This Agreement and the other documents and
          ----------------
instruments being executed, delivered or both, concurrently herewith, set forth the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings, agreements, arrangements and communications, whether verbal or written, of the parties regarding the same subject matter.

                            *          *          *

IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

                              AGENT:



                                    ______________________________
                                    Edwin Jacobson


                              SECURED CREDITORS:



                                    By:   ______________________________
                                    Name: ______________________________




                                    By:   ______________________________
                                    Name: ______________________________



                                    By:   ______________________________
                                    Name: ______________________________



                                    By:   _____________________________
                                    Name: _____________________________

     The undersigned hereby acknowledges and agrees to the foregoing provisions. By executing this Agreement, the undersigned agrees to be bound by the provisions hereof; provided, however, that nothing in this Agreement shall
                   -----------------
amend, modify, change or supersede the respective terms of the Credit Documents (or any other document to which any of the undersigned may be a party) as between the Secured Creditor and the undersigned and, in the event of any conflict or inconsistency between the terms of this Agreement and the Credit Documents (or any such other documents, as the case may be) the terms of the Credit Documents (and such other documents) shall govern. The undersigned further agrees that the terms of this agreement shall not give the undersigned any substantive rights vis-a-vis the Secured Creditor.


                                    HEARTLAND TECHNOLOGY, INC.


                                    By:   ______________________________
                                    Name: ______________________________

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

                                   Exhibit A
                               SECURED CREDITORS
                               -----------------

NAME                ADDRESS                   FAX NUMBER
----                -------                   ----------



and the respective successors and assigns of each of the foregoing.

                                      46